Convertible Notes	9 Months Ended
Mar. 31, 2023
Debt Disclosure [Abstract]
Convertible Notes

8. Convertible Notes

In April 2022, the Company issued amortizing senior convertible bonds with a principal amount of $21.2 million in amortizing senior convertible bonds due in April 2027 (the "Bonds"). The Bonds were issued at 85% par value with total net proceeds of $18.0 million and accrue interest at an annual rate of 5.5%, payable quarterly in arrears, in cash or ADSs valued at the ADS Settlement Price at the option of the Company. The principal and interest payments are due in equal quarterly installments starting in July 2022. The Bonds contain various conversion and redemption features. The initial conversion price for the Convertible Bonds of $8.70 has been set at a 20 per cent. premium to the Reference ADS Price. The conversion price may reset down at 12, 24 and 36 months, depending on share price performance and save in limited circumstances, the Bonds have a hard floor in the conversion price of $7.25. As a result of the February 2023 private placement and pursuant to conditions of the bond agreement, the conversion price was adjusted to $8.2508 (previously $8.70) and the floor price was adjusted to $6.8757 (previously $7.25). Between amortization dates, the Convertible Bond Investor retains the right to advance future amortization payments, provided that (a) there shall be no amortization advancements during the first 12 months, (b) no more than 2 amortization advancements may occur in any 12 month period, and (c) no more than 1 amortization advancement may occur in any 3 month period.

The Convertible Bond Investor is also permitted to defer up to two amortization payments to a subsequent amortization date. The Company retains the option to repay any deferred amortization in cash at 100 per cent. of the nominal amount In July 2022, the Company made a cash amortization payment of $1.4 million, which consisted of $1.1 million of principal and $0.3 million of interest. In October 2022, the Company made an interest payment of $0.3 million. In January 2023, the Company made a cash amortization payment of $1.4 million, which consisted of $1.1 million of principal and $0.3 million of interest. As of March 31, 2023, $19.0 million of principal was outstanding.

On issuance, the Company elected to account for the Bonds at fair value in accordance with ASC 815, Derivatives and Hedging, with qualifying changes in fair value being recognized through the statements of operations until the Bonds are settled. Changes in fair value related to instrument-specific credit risk are recognized through comprehensive loss until the Bonds are settled. The fair value of the bonds is determined using a scenario-based analysis that estimates the fair value based on the probability-weighted present value of expected future investment returns, considering each of the possible outcomes available to the noteholders. Significant assumptions used in the fair value analysis include the volatility rate, risk-free rate, dividend yield and risky yield. As of March 31, 2023, the fair value of the Bonds was determined to be $11.4 million. During the three and nine months ended March 31, 2023, the Company recognized a change in fair value of the Notes related to the instrument-specific credit risk of $0.6 million and $0.1 million, respectively, in the statement of comprehensive loss. The Company recognized an increase in fair value related to non-instrument specific credit risk of $1.2 million during the three months ended March 31, 2023 and an increase in fair value related to non-instrument specific credit risk of $1.9 million in the consolidated statement of operations during the nine months ended March 31, 2023.